VOYAGEUR MUTUAL FUNDS III
Delaware Select Growth Fund
(the “Fund”)

Supplement to the Fund’s Prospectuses
dated August 28, 2009

On November 18, 2009, the Board of Trustees of Voyageur Mutual Funds III unanimously voted to approve changes related to the Fund’s investment strategy in foreign securities. These changes will be effective 60 days after the date of this Supplement.

The following information is added to the section entitled, "How we manage the Fund – The securities in which the Fund typically invests":

Foreign securities and American depositary receipts (ADRs)
Foreign securities are issued directly by non-U.S. entities. ADRs are typically issued by a U.S. bank and represent the bank’s holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

How the Fund uses them: We may invest up to 20% of the Fund’s net assets in securities of foreign issuers. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs. Direct ownership of foreign securities will typically not be a significant part of our strategy. We may, however, own ADRs when we think they offer greater appreciation potential than U.S. securities.

The following information is added to the section entitled, "How we manage the Fund – The risks of investing in the Fund":

Emerging markets risk
Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information about issuers and the information that is available tends to be of a lesser quality. Economic structures and markets tend to be less mature and diverse and the securities markets which are subject to less government regulation or supervision may also be smaller, less liquid, and subject to greater price volatility.

How the Fund strives to manage it: The Fund may invest in emerging market securities. Striving to manage this risk for the Fund, the Manager carefully screens securities within emerging markets and attempts to consider material risks associated with an individual company or bond issuer.

Political risk
Political risk is the risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

How the Fund strives to manage it: The Manager evaluates the political situations in the countries where the Fund invests and takes into account any potential risks before we select securities for the Fund.

However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

Currency risk
Currency risk is the risk that the value of a fund’s investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

How the Fund strives to manage it: The Manager may try to hedge the Fund’s currency risk by purchasing foreign currency exchange contracts. If the Fund agrees to purchase or sell foreign securities at a pre-set price on a future date, the Manager may attempt to protect the value of a security the Fund owns from future changes in currency rates. If the Fund has agreed to purchase or sell a security, the Manager may also use foreign currency exchange contracts to “lock-in” the security’s price in terms of U.S. dollars or another applicable currency. The Fund may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Information risk
Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

How the Fund strives to manage it: The Manager conducts fundamental research on the companies that the Fund invests in rather than relying solely on information available through financial reporting. As part of its worldwide research process, the Manager emphasizes company visits. The Manager believes this will help it to better uncover any potential weaknesses in individual companies.

Inefficient market risk
Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

How the Fund strives to manage it: The Fund will attempt to reduce these risks by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

Transaction costs risk
Transaction costs risk relates to the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, which may be higher than those involved in domestic transactions.

How the Fund strives to manage it: The Fund is subject to this risk. The Manager strives to monitor transaction costs and to choose an efficient trading strategy for the Fund.

Please keep this Supplement for future reference.

This Supplement is dated November 20, 2009.